UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2012

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)
Louisiana	000-52748	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana	70401
(Address of principal executive offices)	(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 1, 2012 First Guaranty Bancshares, Inc. released its Third Quarter 2012 Report to shareholders. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release November 1, 2012 captioned “Third Quarter 2012 Report”.
Exhibit 99.2	Definition of core net income.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.

Date: November 1, 2012	By:	/s/Alton B. Lewis, Jr.
Alton B. Lewis, Jr.
Vice Chairman of the Board and
Chief Executive Officer
INDEX TO EXHIBITS
Exhibit Number	Description
Exhibit 99.1	Press Release November 1, 2012 captioned “Third Quarter 2012 Report”.
Exhibit 99.2	Definition of core net income